UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 16, 2005


                         FLEETWOOD ENTERPRISES, INC.
              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-07699                         95-1948322
(State or other        (Commission File                 (IRS Employer
jurisdiction of            Number)                      Identification
incorporation)                                          Number)


              3125 Myers Street, Riverside, California    92503-5527
              (Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code: (951) 351-3500

                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01. Other Events.

On May 16, 2005, the Compensation Committee of the Board of Directors of Fleetwood Enterprises, Inc., approved a restructuring of the Short-Term Incentive Compensation program for FY2006. Details of the compensation program as so amended are outlined in Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (a)  Inapplicable

     (b)  Inapplicable

     (c)  Exhibits

     99.1 Description of amendments to terms of certain executive compensation of Fleetwood Enterprises, Inc.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FLEETWOOD ENTERPRISES, INC.
                                        (Registrant)



Date:  May 18, 2005              By:   /s/  Leonard J. McGill
                                        ----------------------------
                                       Leonard J. McGill
                                       Senior Vice President - General Counsel
                                       and Secretary